                                                                   Exhibit 10.20

                     FIRST AMENDMENT TO TERM LOAN AGREEMENT

     THIS FIRST AMENDMENT TO TERM LOAN AGREEMENT, dated as of December 23, 2002 (this "Amendment"), amends the Term Loan Agreement, dated as of July 31, 2002 (the "Loan Agreement"), among APW Ltd., a Bermuda corporation (formerly known as AWP Ltd.) (the "Borrower"), the various financial institutions parties thereto (collectively, the "Lenders") and Bank of America, National Association, as administrative agent (the "Administrative Agent"). Terms defined in the Loan Agreement are, unless otherwise defined herein or the context otherwise requires, used herein as defined therein.

     WHEREAS, the parties hereto have entered into the Loan Agreement; and

     WHEREAS, the parties hereto desire to amend the Loan Agreement in certain respects as hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

     SECTION 1. AMENDMENTS. As of the date hereof, the Loan Agreement is hereby amended as follows:

     1.1 Amendment to Definition of EBITDA. The definition of "EBITDA" in
Section 1.1 of the Loan Agreement is hereby amended by inserting the following phrase at the end of such definition:

          "In the event the Borrower sells its 52% interest in APW (Singapore) Pte. Ltd., EBITDA will be adjusted by excluding any non-cash charge related to such sale, up to $1,900,000, for such period."

     1.2 Amendment to Guarantor Requirements. Section 4.2(c)(vi) of the Loan Agreement is hereby amended by inserting the following clause at the end of such
Section:

          "In addition to the foregoing, the Borrower and the Guarantors may make (i) an additional investment of up to $5,600,000 in APW Shanghai Ltd. (PRC); (ii) an additional investment of up to $1,900,000 for equipment and up to $1,600,000 for start-up and working capital purposes in Poland; (iii) an additional investment of up to $2,000,000 in Hong Kong to repurchase outstanding shares of stock; (iv) an additional investment of up to $4,000,000 in Singapore to repurchase outstanding shares of stock; and (v) an additional investment of up to $2,500,000 in Brazil to fully fund an escrow account; provided that any investment permitted under this sentence shall be made substantially as set forth in Schedule 4.2(c)(vi)."

     1.3 Amendment to Section 8.5. Section 8.5 of the Loan Agreement is hereby amended to read in its entirety as follows:

          "Maintain and preserve, and (subject to Section 8.7) cause each of its Subsidiaries (other than Dissolution Subsidiaries and Excluded Subsidiaries) to maintain and preserve, (a) its existence and good standing in the jurisdiction of its organization and (b) its foreign qualification in each other jurisdiction where the nature of its business makes such qualification necessary (except in those instances in which the failure to be qualified or in good standing will not have a Material Adverse Effect)."

     1.4 Amendments to Financial Covenants. Schedule 8.6 of the Loan Agreement is hereby amended to state in its entirety as provided in Schedule 8.6 attached hereto and made part hereof.

     1.5 Addition of Schedule 4.2(c)(vi). Schedule 4.2(c)(vi) shall be added to the Loan Agreement as set forth in Schedule 4.2(c)(vi) attached hereto.

     SECTION 2. CONSENTS. The Lenders hereby consent to the following transactions, notwithstanding any provisions in the Loan Agreement to the contrary:

     2.1 Purchase by APW Electronics Overseas Investments Ltd. of remaining 50% of stock of APW-Vero Electronics (China) Ltd. not presently owned for a purchase price not in excess of $2,000,000, notwithstanding any provisions of Section
8.23 of the Loan Agreement to the contrary.

     2.2 (a) Purchase by APW Electronics Overseas Investments Ltd. of remaining 48% of stock of APW (Singapore) Pte. Ltd., for a purchase price not in excess of $4,000,000 notwithstanding any provisions of Section 8.23 of the Loan Agreement to the contrary or (b) Sale of 52% of such stock for $1.00 or more notwithstanding any provisions of Section 8.20 of the Loan Agreement to the contrary.

     2.3 Formation of a Subsidiary in Luxembourg to be capitalized with up to $75,000,000 (consisting of up to $1,000,000 in cash and the remainder in intercompany obligations), which Subsidiary shall, within 30 days of its formation, guaranty the APW Ltd. debt and provide a security interest in all its assets, notwithstanding any provisions of Section 8.21 of the Loan Agreement to the contrary.

     2.4 Dissolution of Cipresmad - Consultores E Servicos Lda and release of its Guaranty, subject to the prior formation of a Subsidiary in Luxembourg as set forth in Section 2.4 above, notwithstanding any provision of Section 4.2(b) of the Loan Agreement to the contrary.

     2.5 Dissolution of APW Mayville Ltd. and release of its Guaranty, notwithstanding any provisions of Section 4.2(b) of the Loan Agreement to the contrary.

     2.6 The Administrative Agent signing a non-disturbance agreement with Sun Microsystems concerning certain intellectual property of the Borrower and its Subsidiaries.

     2.7 Delivery of audit report by December 31, 2002, notwithstanding any provisions of Section 8.1(a) of the Loan Agreement to the contrary.

     SECTION 3. WAIVER. The Lenders hereby waive any rights to take action arising from the restatement of prior financial statements through the restatement of the Borrower's August 31, 2001 Form 10-K as a result of misstatements therein.

     SECTION 4. FEES. The Borrower hereby agrees to pay to the Administrative Agent for the account of each Lender, an amendment fee in the amount of 0.25% of such Lender's Commitments as of the date hereof, payable on the earlier of (a) the repayment of the Obligations (as defined in the Post-Petition Credit Agreement) in full and the termination of the Commitments (as defined in the Post-Petition Credit Agreement) or (b) May 15, 2004.

     SECTION 5. CONDITIONS PRECEDENT. This Amendment shall become effective when each of the conditions precedent set forth in this Section shall have been satisfied, and notice thereof shall have been given by the Agent to the Borrower and the Lenders.

     5.1 Receipt of Documents. The Administrative Agent shall have received all of the following documents duly executed, dated the date hereof or such other date as shall be acceptable to the Administrative Agent, and in form and substance satisfactory the Administrative Agent:

          a) Amendment. This Amendment, duly executed by the Borrower, the Administrative Agent and the Majority Lenders.

          b)   Consents. Consents of all Guarantors hereto.

          c) Amendment to Post-Petition Credit Agreement. An amendment to the Post-Petition Credit Agreement substantially in the form of Exhibit A attached hereto, duly executed by the Borrower, the Post-Petition Agent (as defined in the Post-Petition Credit Agreement) and the lenders thereto.

     SECTION 6. REPRESENTATIONS AND WARRANTIES. To induce the Lenders and the Administrative Agent to enter into this Amendment, the Borrower hereby reaffirms, as of the date hereof, its representations and warranties contained in the Loan Agreement, as hereby amended, and the other Loan Documents, and the Borrower additionally represents and warrants to the Administrative Agent and each Lender as follows:

     6.1 Due Authorization, Non-Contravention, etc. The execution, delivery and performance by the Borrower of this Amendment are within the Borrower's corporate powers, have been duly authorized by all necessary corporation action, and do not

          a)   contravene the Borrower's Organic Documents;

          b) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting the Borrower; or

          c) result in, or require the creation or imposition of, any Lien on any of the Borrower's properties.

     6.2 Governmental Approval, Regulation, etc. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance by the Borrower of this Amendment.

     6.3 Validity, etc. This Amendment constitutes the legal, valid and binding obligation of the Borrower enforceable in accordance with its terms, except to the extent enforceability thereof is limited by bankruptcy, insolvency or other laws relating to, or affecting enforcement of, creditors' rights in general, and general principles of equity.

     SECTION 7. MISCELLANEOUS.

     7.1 Continuing Effectiveness, etc. This Amendment shall be deemed to be an amendment to the Loan Agreement, and the Loan Agreement, as amended hereby, shall remain in full force and effect and is hereby ratified, approved and confirmed in each and every respect. After the effectiveness of this Amendment in accordance with its terms, all references to the Loan Agreement in the Loan Documents or in any other document, instrument, agreement or writing shall be deemed to refer to the Loan Agreement as amended hereby.

     7.2 Payment of Costs and Expenses. The Borrower agrees to pay on demand all expenses of the Administrative Agent (including the fees and out-of-pocket expenses of counsel to the Administrative Agent) in connection with the negotiation, preparation, execution and delivery of this Amendment. The Borrower also agrees to maintain a minimum of $250,000 in its retainer held by the Administrative Agent for KPMG and Mayer, Brown, Rowe & Maw.

     7.3 Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

     7.4 Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

     7.5 Execution in Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

     7.6 Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

     7.7 Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

                             [Signatures to Follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                    APW LTD.


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:


                                    BANK OF AMERICA, NATIONAL
                                    ASSOCIATION, as Administrative Agent and as a Lender


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:


                                    BNP PARIBAS


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:



                                    GRAND STREET HOLDINGS 1, LLC by
                                    Oaktree Capital Management, LLC, its
                                    Managing Member


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:


                                          First Amendment to Term Loan Agreement

                                    GRAND STREET HOLDINGS 2, LLC by
                                    Oaktree Capital Management, LLC, its
                                    Managing Member


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:


                                    GRAND STREET HOLDINGS 3, LLC by
                                    Oaktree Capital Management, LLC, its
                                    Managing Member


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:


                                    GRAND STREET HOLDINGS 4, LLC by
                                    Oaktree Capital Management, LLC, its
                                    Managing Member


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:




                                    GRAND STREET HOLDINGS 5, LLC by
                                    Oaktree Capital Management, LLC, its
                                    Managing Member


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:


                                          First Amendment to Term Loan Agreement

                                    GRAND STREET HOLDINGS 6, LLC by
                                    Oaktree Capital Management, LLC, its
                                    Managing Member


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:


                                    GRAND STREET HOLDINGS 7, LLC by
                                    Oaktree Capital Management, LLC, its
                                    Managing Member


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:


                                    GRAND STREET HOLDINGS 8, LLC by
                                    Oaktree Capital Management, LLC, its
                                    Managing Member


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:


                                    GRAND STREET HOLDINGS 9, LLC by
                                    Oaktree Capital Management, LLC, its
                                    Managing Member


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:


                                          First Amendment to Term Loan Agreement

                                    GSC RECOVERY II, L.P.

                                         By: GSC Recovery II GP, L.P., its
                                    general partner

                                         By: GSC RII, LLC, its general partner

                                         By: GSCP (NJ) Holdings, L.P., its sole
                                    member

                                         By: GSCP (NJ), Inc., its general
                                    partner


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:


                                    GSC RECOVERY IIA, L.P.

                                         By: GSC Recovery IIA GP, L.P., its
                                    general partner

                                         By: GSC RII, LLC, its general partner

                                         By: GSCP (NJ) Holdings, L.P., its sole
                                    member

                                         By: GSCP (NJ), Inc., its general
                                    partner


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:






                                    JPMORGAN CHASE BANK


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:


                                          First Amendment to Term Loan Agreement

                                    OCM PRINCIPAL OPPORTUNITIES FUND
                                    II, L.P. by Oaktree Capital Management, LLC, its General Partner


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:


                                    OCM OPPORTUNITIES FUND III, L.P. by
                                    Oaktree Capital Management, LLC, its General
                                    Partner


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:


                                    OCM OPPORTUNITIES FUND IV, L.P. by
                                    Oaktree Capital Management, LLC, its General
                                    Partner


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:


                                    O'CONNOR DISTRESSED TRADING
                                    MASTER LTD., by UBS O'Connor LLC, its
                                    investment advisor


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:


                                    PERRY PRINCIPALS, L.L.C.


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:


                                          First Amendment to Term Loan Agreement

                                    ROYAL BANK OF SCOTLAND, PLC


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:


                                    SOCIETE GENERALE


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:


                                    U.S. BANK NATIONAL ASSOCIATION


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:


                                    WILLIAM E. SIMON & SONS SPECIAL
                                    SITUATIONS PARTNERS II, L.P.


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:


                                          First Amendment to Term Loan Agreement

                         GUARANTOR AGREEMENT AND CONSENT

     The undersigned Guarantors hereby agree and consent, as of the date and year first above written, to the terms and provisions of the Amendment, and agree that the Loan Documents, guarantee documents and facility agreements executed by the undersigned Guarantors shall remain in full force and effect notwithstanding the provisions of the foregoing Amendment.

AIR CARGO EQUIPMENT (UK) LIMITED


By:
   ---------------------------------
Name:
Title:


APPLIED POWER CREDIT
CORPORATION


By:
   ---------------------------------
Name:
Title:


APPLIED POWER LIMITED


By:
   ---------------------------------
Name:
Title:


APW  BRASIL, LTDA.


By:
   ---------------------------------
Name:
Title:


APW ELECTRONICS GROUP PLC


By:
   ---------------------------------
Name:
Title:


                                         Guarantor Consent to First Amendment to
                                                             Term Loan Agreement

APW ELECTRONICS GMBH


By:
   ---------------------------------
Name:
Title:


APW ELECTRONICS LIMITED


By:
   ---------------------------------
Name:
Title:


APW ELECTRONICS OVERSEAS
INVESTMENTS LIMITED


By:
   ---------------------------------
Name:
Title:


APW ENCLOSURE PRODUCTS AND
SYSTEMS LIMITED


By:
   ---------------------------------
Name:
Title:


APW ENCLOSURE SYSTEMS (UK)
LIMITED


By:
   ---------------------------------
Name:
Title:


                                         Guarantor Consent to First Amendment to
                                                             Term Loan Agreement

APW ENCLOSURE SYSTEMS HOLDING,
INC.


By:
   ---------------------------------
Name:
Title:


APW ENCLOSURE SYSTEMS HOLDINGS
LIMITED


By:
   ---------------------------------
Name:
Title:


APW ENCLOSURES SYSTEMS, LP by
APW Enclosure Systems Holding, Inc., its
General Partner


By:
   ---------------------------------
Name:
Title:


APW ENCLOSURE SYSTEMS PLC


By:
   ---------------------------------
Name:
Title:


APW ENCLOSURE SYSTEMS, INC.


By:
   ---------------------------------
Name:
Title:


                                         Guarantor Consent to First Amendment to
                                                             Term Loan Agreement

APW ENCLOSURES (DUBLIN) LIMITED


By:
   ---------------------------------
Name:
Title:


APW ENCLOSURES LIMITED


By:
   ---------------------------------
Name:
Title:


APW FINANCE LIMITED


By:
   ---------------------------------
Name:
Title:


APW GALWAY LIMITED


By:
   ---------------------------------
Name:
Title:


APW HOLDING B.V.


By:
   ---------------------------------
Name:
Title:


APW HOLDINGS (EUROPE) LIMITED


By:
   ---------------------------------
Name:
Title:


                                         Guarantor Consent to First Amendment to
                                                             Term Loan Agreement

APW INVESTMENTS UK LIMITED


By:
   ---------------------------------
Name:
Title:


APW MAYVILLE LLC


By:
   ---------------------------------
Name:
Title:


APW NETHERLANDS B.V.


By:
   ---------------------------------
Name:
Title:


APW NEW FOREST LIMITED


By:
   ---------------------------------
Name:
Title:


APW NORTH AMERICA INC.


By:
   ---------------------------------
Name:
Title:


APW POWER SUPPLIES AS


By:
   ---------------------------------
Name:
Title:


                                         Guarantor Consent to First Amendment to
                                                             Term Loan Agreement

APW POWER SUPPLIES LTD.


By:
   ---------------------------------
Name:
Title:


APW PRODUCTS AND SYSTEMS B.V.


By:
   ---------------------------------
Name:
Title:


APW-ERIE, INC.


By:
   ---------------------------------
Name:
Title:


ASPEN MOTION TECHNOLOGIES INC.


By:
   ---------------------------------
Name:
Title:


C FAB DEVELOPMENTS LTD.


By:
   ---------------------------------
Name:
Title:



CIPRESMAD HUNGARY GROUP
FINANCING LLC


By:
   ---------------------------------
Name:
Title:


                                         Guarantor Consent to First Amendment to
                                                             Term Loan Agreement

EDER INDUSTRIES INC.


By:
   ---------------------------------
Name:
Title:


ELECTRONIC SOLUTIONS


By:
   ---------------------------------
Name:
Title:


HOERMANN ELECTRONICS LIMITED


By:
   ---------------------------------
Name:
Title:


HOERMANN SECURITY SYSTEMS LTD.


By:
   ---------------------------------
Name:
Title:


INNOVATIVE METAL FABRICATION,
INC.


By:
   ---------------------------------
Name:
Title:


J HIGGINS MANUFACTURING
(IRELAND) LTD.


By:
   ---------------------------------
Name:
Title:


                                         Guarantor Consent to First Amendment to
                                                             Term Loan Agreement

MCLEAN MIDWEST CORPORATION


By:
   ---------------------------------
Name:
Title:


MCLEAN WEST INC.


By:
   ---------------------------------
Name:
Title:


PRECISION FABRICATION
TECHNOLOGIES INC.


By:
   ---------------------------------
Name:
Title:


TOWERFLAME LIMITED


By:
   ---------------------------------
Name:
Title:


WRIGHT LINE EUROPE B.V.


By:
   ---------------------------------
Name:
Title:


WRIGHT LINE LIMITED


By:
   ---------------------------------
Name:
Title:


                                         Guarantor Consent to First Amendment to
                                                             Term Loan Agreement

WRIGHT LINE LLC (formerly known as
APW Wright Line LLC)


By:
   ---------------------------------
Name:
Title:


ZERO-EAST DIVISION, ZERO
CORPORATION


By:
   ---------------------------------
Name:
Title:


                                         Guarantor Consent to First Amendment to
                                                             Term Loan Agreement

                               Schedule 4.2(c)(vi)

                      Investment in Non-Guarantor Locations

Additional Investment in China                                $5,600,000

     APW Shanghai Ltd. (PRC) was originally incorporated in China with $10 million of registered capital. The agreement with the Chinese authorities, in exchange for receiving the land for free, is to fully satisfy the registered capital requirement by January 2003. To date, APW Shanghai has $4.4 million of capital, thus requiring an additional $5.6 million by January 2003.

     The current plan is to satisfy the $5.6 million capital requirement by capitalizing the $4.5 million inter-company loan between APW Shanghai Ltd. and APW Hungary and providing an additional $1.1 million of cash. Although not yet provided in writing, APW has received verbal approval to extend the timing of the required capitalization to June 2003.

Additional Investment in Poland         $1,900,000 for transfer of equipment
                                        $1,600,000 for start-up, working capital

The expansion into Bydgoszcz and Plonsk will require $1.6 million of cash for start-up costs, working capital requirements, salaries, lease, etc. In addition, $1.9 million of idle equipment will be transferred to the Plonsk facility by February 2003.

Repurchase of Hong Kong share capital
during 2003 Third Fiscal Quarter                              $2,000,000

In February 2001, APW and Matthew Chow signed an agreement for APW to purchase the 50% share of the business from Mr. Chow. Valuation of this 50% share was established as 6X EBIT as of December 31, 2000 x 50% or $2 million. Timing of this transaction has been delayed as APW has investigated the possibility that the contract may have been non-binding. Although APW continues to pursue other avenues to reduce or eliminate this obligation, legal counsel has advised that the contract is legally binding and must be satisfied. Timing is expected to be Q2 of FY 03.

Repurchase of Singapore share capital
during 2003 Third Fiscal Quarter                              $4,000,000

In March 2000, APW and Mark Kou signed an agreement for APW to purchase a 52% stake in the Singapore operations. The deal included an option for Mr. Kou to put the 48% of the business he owns back to APW based on several valuation calculations. Mr. Kou exercised his put option in September 2001 with a required payment of $4 million. APW has pursued other

                                    Schedule
                                  4.2(c)(iv)-1
avenues to reduce or eliminate this obligation. Timing is expected to be Q3 of FY 03. Unless an alternate resolution is reached, APW is currently in discussions with Mr. Kou to sell the 52% of the business owned by APW to Mr. Kou and avoid paying the $4 million.

Brazil earn out/escrow due 2003
Fourth Fiscal Quarter                                         $2,500,000

An escrow balance of $4 million was established as part of APW's purchase of the Brazilian operations in December 2000. During FY 2002, a required $2.5 million earnout payment was funded from the escrow reducing the escrow balance to $1.5 million. The escrow is required to be fully funded with the additional $2.5 million by June 2003.

                                    Schedule
                                  4.2(c)(iv)-2

                                  Schedule 8.6

                               Schedule 8.6(a)(i)

                                 EBITDA Covenant

                             (U.S. Dollars in 000's)
                            ------------------------
                            Oct-02          (10,386)
                            ------------------------
                            Nov-02          (14,680)
                            ------------------------
                            Dec-02          (17,433)
                            ------------------------
                            Jan-03          (17,290)
                            ------------------------
                            Feb-03          (15,458)
                            ------------------------
                            Mar-03          (13,520)
                            ------------------------
                            Apr-03          (10,792)
                            ------------------------
                            May-03          (4,727)
                            ------------------------
                            Jun-03          1,213
                            ------------------------
                            Jul-03          6,987
                            ------------------------
                            Aug-03          13,519
                            ------------------------
                            Q1 2004         32,322
                            ------------------------
                            Q2 2004         44,097
                            ------------------------
                            Q3 2004         48,269
                            ------------------------
                            Q4 2004         44,625
                            ------------------------
                            Q1 2005         42,511
                            ------------------------
                            Q2 2005         42,266
                            ------------------------
                            Q3 2005         44,964
                            ------------------------
                            Q4 2005         46,537
                            ------------------------
                            Q1 2006         49,930
                            ------------------------
                            Q2 2006         56,318
                            ------------------------
                            Q3 2006         57,721
                            ------------------------
                            Q4 2006         58,220
                            ------------------------
                            Q1 2007         64,460
                            ------------------------
                            Q2 2007         70,701
                            ------------------------
                            Q3 2007         76,941
                            ------------------------
                            Q4 2007         83,181
                            ------------------------


                                    Schedule
                                     8.6-1

                               Schedule 8.6(a)(ii)

                          Capital Expenditure Covenant

                             (U.S. Dollars in 000's)
                             ----------------------
                             Q1 2003         6,792
                             ----------------------
                             Q2 2003         8,892
                             ----------------------
                             Q3 2003         11,832
                             ----------------------
                             Q4 2003         15,507
                             ----------------------
                              Fiscal         21,000
                               2004
                             ----------------------
                              Fiscal         21,000
                               2005
                             ----------------------
                              Fiscal         26,250
                               2006
                             ----------------------
                              Fiscal         31,500
                               2007
                             ----------------------


                                    Schedule
                                     8.6-2

                              Schedule 8.6(a)(iii)

                                Revenue Covenant

                             (U.S. Dollars in 000's)
                          ---------------------------
                          Oct-02            209,832
                          ---------------------------
                          Nov-02            197,518
                          ---------------------------
                          Dec-02            187,934
                          ---------------------------
                          Jan-03            177,097
                          ---------------------------
                          Feb-03            175,560
                          ---------------------------
                          Mar-03            180,082
                          ---------------------------
                          Apr-03            187,437
                          ---------------------------
                          May-03            197,436
                          ---------------------------
                          Jun-03            209,204
                          ---------------------------
                          Jul-03            218,828
                          ---------------------------
                          Aug-03            226,523
                          ---------------------------
                          Q1 2004           818,020
                          ---------------------------
                          Q2 2004           846,709
                          ---------------------------
                          Q3 2004           867,773
                          ---------------------------
                          Q4 2004           874,000
                          ---------------------------
                          Q1 2005           888,250
                          ---------------------------
                          Q2 2005           902,500
                          ---------------------------
                          Q3 2005           926,250
                          ---------------------------
                          Q4 2005           950,000
                          ---------------------------
                          Q1 2006           983,250
                          ---------------------------
                          Q2 2006           1,030,750
                          ---------------------------
                          Q3 2006           1,054,500
                          ---------------------------
                          Q4 2006           1,064,000
                          ---------------------------
                          Q1 2007           1,094,875
                          ---------------------------
                          Q2 2007           1,125,750
                          ---------------------------
                          Q3 2007           1,156,625
                          ---------------------------
                          Q4 2007           1,187,500
                          ---------------------------


                                    Schedule
                                     8.6-3

                               Schedule 8.6(a)(iv)

                         Fixed Charge Coverage Covenant

                             ----------------------
                             Oct-02          (0.90)
                             ----------------------
                             Nov-02          (1.18)
                             ----------------------
                             Dec-02          (1.34)
                             ----------------------
                             Jan-03          (1.48)
                             ----------------------
                             Feb-03          (1.72)
                             ----------------------
                             Mar-03          (2.04)
                             ----------------------
                             Apr-03          (2.63)
                             ----------------------
                             May-03          (1.66)
                             ----------------------
                             Jun-03          (1.12)
                             ----------------------
                             Jul-03          (0.54)
                             ----------------------
                             Aug-03          (0.07)
                             ----------------------
                             Q1 2004         1.43
                             ----------------------
                             Q2 2004         2.18
                             ----------------------
                             Q3 2004         2.40
                             ----------------------
                             Q4 2004         2.04
                             ----------------------
                             Q1 2005         1.59
                             ----------------------
                             Q2 2005         1.34
                             ----------------------
                             Q3 2005         1.32
                             ----------------------
                             Q4 2005         1.24
                             ----------------------
                             Q1 2006         1.19
                             ----------------------
                             Q2 2006         1.27
                             ----------------------
                             Q3 2006         1.14
                             ----------------------
                             Q4 2006         1.02
                             ----------------------
                             Q1 2007         1.19
                             ----------------------
                             Q2 2007         1.36
                             ----------------------
                             Q3 2007         1.54
                             ----------------------
                             Q4 2007         1.72
                             ----------------------


                                    Schedule
                                     8.6-4

                               Schedule 8.6(a)(v)

                             Leverage Ratio Covenant

                             -----------------------
                             Oct-02          (17.62)
                             -----------------------
                             Nov-02          (12.97)
                             -----------------------
                             Dec-02          (10.75)
                             -----------------------
                             Jan-03          (10.92)
                             -----------------------
                             Feb-03          (12.43)
                             -----------------------
                             Mar-03          (14.41)
                             -----------------------
                             Apr-03          (18.33)
                             -----------------------
                             May-03          (42.75)
                             -----------------------
                             Jun-03          167.91
                             -----------------------
                             Jul-03          29.75
                             -----------------------
                             Aug-03          15.19
                             -----------------------
                             Q1 2004         5.99
                             -----------------------
                             Q2 2004         4.17
                             -----------------------
                             Q3 2004         3.82
                             -----------------------
                             Q4 2004         4.10
                             -----------------------
                             Q1 2005         4.36
                             -----------------------
                             Q2 2005         4.04
                             -----------------------
                             Q3 2005         3.91
                             -----------------------
                             Q4 2005         3.73
                             -----------------------
                             Q1 2006         3.42
                             -----------------------
                             Q2 2006         2.99
                             -----------------------
                             Q3 2006         2.86
                             -----------------------
                             Q4 2006         2.79
                             -----------------------
                             Q1 2007         2.39
                             -----------------------
                             Q2 2007         2.05
                             -----------------------
                             Q3 2007         1.77
                             -----------------------
                             Q4 2007         1.54
                             -----------------------


                                    Schedule
                                     8.6-5

                               Schedule 8.6(a)(vi)

                           Cash Restructuring Covenant

                             (U.S. Dollars in 000's)
                             ----------------------
                             Oct-02          30,000
                             ----------------------
                             Nov-02          30,000
                             ----------------------
                             Dec-02          30,000
                             ----------------------
                             Jan-03          30,000
                             ----------------------
                             Feb-03          30,000
                             ----------------------
                             Mar-03          30,000
                             ----------------------
                             Apr-03          30,000
                             ----------------------
                             May-03          30,000
                             ----------------------
                             Jun-03          30,000
                             ----------------------
                             Jul-03          30,000
                             ----------------------
                             Aug-03          30,000
                             ----------------------
                             Q1 2004         0
                             ----------------------
                             Q2 2004         0
                             ----------------------
                             Q3 2004         0
                             ----------------------
                             Q4 2004         0
                             ----------------------
                             Q1 2005         0
                             ----------------------
                             Q2 2005         0
                             ----------------------
                             Q3 2005         0
                             ----------------------
                             Q4 2005         0
                             ----------------------
                             Q1 2006         0
                             ----------------------
                             Q2 2006         0
                             ----------------------
                             Q3 2006         0
                             ----------------------
                             Q4 2006         0
                             ----------------------
                             Q1 2007         0
                             ----------------------
                             Q2 2007         0
                             ----------------------
                             Q3 2007         0
                             ----------------------
                             Q4 2007         0
                             ----------------------


                                    Schedule
                                     8.6-6

                                    Exhibit A

               Form of Amendment to Post-Petition Credit Agreement

                                [To be attached]


                                  Exhibit A-1